                                                                Conformed Copy

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported)  July 18, 1997



                                PUROFLOW INCORPORATED
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                (Exact name of registrant as specified in its charter)




              DELAWARE                                13-1947195
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    (State or other jurisdiction                   (I.R.S. Employer
         of incorporation)                        identification No.)


                                        0-5622
                             ----------------------------
                               (Commission File Number)


    16559 SATICOY STREET, VAN NUYS, CALIFORNIA             91406-1739
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    (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code:   (818) 756-1388



--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 1   None

ITEM 2   None

ITEM 3   None

ITEM 4   None

ITEM 5 The Registrant renewed and extended its bank loan agreement with California United Bank for a period of one (1) year expiring June 3, 1998 at a reduced interest rate of 1% over prime.

ITEM 6   None

ITEM 7   None


ITEM 8   None

    EXHIBIT A
    ---------

    Copy of change in terms of bank loan agreement with California United
    Bank.


                                      SIGNATURE
                                      ---------

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                Puroflow Incorporated
                                ---------------------
                                      Registrant



                             By:       /s/ MICHAEL H. FIGOFF
                                 ---------------------------------
                                  Michael H. Figoff
                                  President/CEO


Dated:   July 21, 1997